UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2004

REWARDS NETWORK INC.

(Exact Name of Registrant Specified in its Charter)

Delaware	1-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 950 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 16, 2004, Rewards Network Inc. (the “Corporation”) filed with the Delaware Secretary of State a Certificate of Elimination eliminating the Corporation’s Series A Preferred Stock. The elimination of the Corporation’s Series A Preferred Stock was approved by the Corporation’s Board of Directors and did not require a vote of stockholders. No shares of the Corporation’s Series A Preferred Stock were issued and outstanding on the date that the Board of Directors approved the elimination of the Corporation’s Series A Preferred Stock or on the date that the Corporation filed the Certificate of Elimination.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Elimination of Series A Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REWARDS NETWORK INC.

By:	/s/ Bryan R. Adel
Bryan R. Adel Senior Vice President, General Counsel, Corporate Secretary and Chief Privacy Officer

Dated: November 17, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Certificate of Elimination of Series A Preferred Stock.